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                                                                     EXHIBIT 4.1

                      Company: SMARTALK TELESERVICES, INC.
                              REGISTRATION RIGHTS
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     Section 1.  Definitions.  As used in this Addendum, the following
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capitalized terms shall have the following respective meanings:

          1(a)  Exchange Act.  The Securities Exchange Act of 1934, as amended,
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or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          1(b)  Holder.  SmarTalk Partners, LLC.
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          1(c)  Person.  An individual, partnership, joint venture, corporation,
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trust, unincorporated organization or government or any department or agency thereof.

          1(d)  Registrable Securities.  Any shares of Common Stock which are
                ----------------------
owned by Holder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed or in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

          1(e)  Registration Expenses.  Any and all expenses incident to
                ---------------------
performance of or compliance with this Addendum, including without limitation,
(i) all SEC and stock exchange or National Association of Securities Dealers registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) the reasonable fees and


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disbursements of one counsel retained in connection with each such registration by the Holder of Registrable Securities being registered, (vi) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

          1(f)  Securities Act.  The Securities Act of 1933, as amended, or any
                --------------
similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          1(g)  SEC.  The Securities and Exchange Commission or any other
                ---
federal agency at the time administering the Securities Act or the Exchange Act.

     Section 2.  Incidental Registration.
                 -----------------------

          2(a)  Right to Include Registrable Securities.  If the Company at any
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time proposes to register any class of security on any form for the general registration of securities under the Securities Act (other than a registration form relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan, (ii) a registration of stock proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation, or (iii) a registration of stock proposed to be issued in exchange for other securities of the Company, then the Company will at such time give prompt written notice to the Holder of Registrable Securities of its intention to do so and of such Holder's rights under this Section 2. Upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Securities which the Company has been so requested to register by the Holder to be registered under the Securities Act; provided, that (i) if, at any time after giving written notice of its intention to register any securities but prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may at its election, give written notice of such determination to the Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) if such registration involves an underwritten offering, the

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Holder requesting to be included in such registration must sell its Registrable
Securities to the underwriters of such offering on the same terms and conditions as apply to the Company or the Holder for whose account securities are to be sold, as the case may be. If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, the Holder requesting to be incLuded in such registration may elect in writing, not later than three (3) days prior to the effectiveness of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.

          2(b)  Priority in Incidental Registrations.  In connection with any
                ------------------------------------
registration pursuant to this Section 2 involving an underwritten offering, (i) if the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration would have a material adverse effect on such offering (including, without limitation, a significant decrease in the price at which such securities can be sold), then the amount of Registrable Securities to be offered for the account of the Holder shall be reduced pro rata as to all other persons (other than the Company) holding registration rights on the basis of the relative number of shares of Registrable Securities Holder has requested to be included in such registration and the number of shares requested to be included by any other person holding registration rights, or such Registrable Securities shall be excluded from such registration, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters provided, however, that if securities are being registered for the account of person or entities other than the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by Holder than the fraction of similar reductions imposed on such other persons or entities (but not the Company) with respect to the amount or securities they intended to offer; and (ii) if such underwritten offering involves only debt securities and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the inclusion of any Registrable Securities in such offering would have a material adverse effect on such offering (including, without limitation, a significant decrease in the price at which such securities can be sold), then no Registrable Securities shall be offered for the account of Holder.

Section 3.  Demand Registration.
            -------------------

          3(a)  Request for Registration.  From and after such time as the
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Company has closed an initial public offering of its

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Common Stock then the Holder may thereafter and from time to time make on or more written requests for the registration under the Securities Act of all or part of its Registrable Securities (a "Demand Registration") and the Company shall use its best efforts to effect such Demand Registration, so long as such request relates to Registrable Securities constituting 5% or more of Company's issued and outstanding common stock; provided, however, that the Company need only cause one Demand Registration to become effective curing any one year period. Any request for a Demand Registration shall specify the aggregate number of the Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. Unless the Holder requesting the Demand Registration shall give written consent, no other party, including the Company, shall be permitted to offer securities under any such Demand Registration. In any registration initiated as a Demand Registration, the Company will pay all Registration Expenses in connection therewith.

          3(b)  Priority of Demand Registrations.  If the Holder so elects, the
                --------------------------------
offering of Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such an event, if the managing underwriter or underwriters of such offering advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering (including by a significant decrease in the proposed offering price), the Company will include in such registration a number of Registrable Securities equal to the total number which in the opinion of such managing underwriter or underwriters will not have such material adverse effect.

          3(c)  Selection of Underwriters.  If any Demand Registration is in the
                -------------------------
form of an underwritten offering, the Holder will select and obtain the investment banker or investment bankers and manager or managers that will administer the offering; provided, however, that such selection will be subject to the Company's consent, which shall not be unreasonably withheld.

     Section 4.  Registration Procedures.  If whenever the Company is required
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to use its best efforts to effect or cause the registration of any Registrable
Securities under the Securities Act as provided in this Addendum, the Company will, as expeditiously as possible:

          4(a) prepare and, in any event within ninety (90) days after the end of the period within which requests for registration may be given to the Company (but subject to the provision of the second sentence of Section 2(a) hereof), file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such

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registration statement to become effective, provided, however, the Company may delay such filing and effectiveness for a period of ninety (90) days (but not more than ninety (90) days in any 730-day period) if in the opinion of the Company such filing or effectiveness would impair the Company's ability to execute its business plan, provided further, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 herein at any time prior to the effective date of the registration statement relating thereto. The Company will promptly notify the Holder of such Registrable Securities and confirm such advise in writing (i) when such registration statement becomes effective, (ii) when any posteffective amendment to such registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information:

          4(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus issued in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine (9) months and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers of Registrable Securities set forth in such registration statement. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify the Holder of such Registrable Securities and will use all reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible;

          4(c) furnish to the Holder of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by the Holder;

          4(d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such securities or blue sky laws of any State of the United States as the Holder or managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder and underwriter, if any, to consummate the disposition in

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such jurisdictions of the Registrable Securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause 4(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          4(e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities of the United States or any State thereof as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          4(f) promptly notify the Holder of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 4 of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and at the request of any the Holder promptly prepare and furnish to the Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          4(g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonable practicable, an earnings statement which need not be audited covering the period of at least twelve (12) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          4(h) use its best efforts to list such Registrable Securities on any securities exchange on which the Company's Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

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          4(i)  use all reasonable efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the underwriters or the Holder shall reasonably request; and

          4(j) make available for inspection by the Holder of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by the Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

          4(k) The Company may require the Holder of Registrable Securities as to which any registration is being effected to furnish the Company in writing such information and documents regarding the Holder and the distribution of such securities as may be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in clause (d) of this Section 4.

          4(l) The Holder of Registrable Securities agree, by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 4, the Holder will forthwith discontinue disposition of Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 4, and, if so directed by the Company, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (f) of this Section 4 to and including the date when the Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 4.

     Section 5.  Indemnification.
                 ---------------

          2(a)  Indemnification by the Company.  In the event of any
                ------------------------------
registration of any Common Stock of the Company under the

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Securities Act pursuant to this Addendum, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the Holder of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners or managers and members, (and directors and officers thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which the Holder, any such director or officer or general or limited partner, or manager or member, or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, general or limited partner, manager or member, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing, in reliance upon and in conformity with information furnished to the Company by or on behalf of the Holder or underwriter for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale or Registrable Securities, or to any other Person who controls such underwriter, within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus, or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability or such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any

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document; incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, general or limited partner, manager or member, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

          5(b)  Indemnification by the Holder.  The Company may require, as a
                -----------------------------
condition to including any Registrable Securities in any registration statement filed in accordance with this Addendum, that the Company shall have achieved an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5) the Company, each director of the Company, each officer of the Company who shall sign the registration statement and its controlling Person, if any, and all other prospective sellers and their respective directors, officers and controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such seller or underwriter for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers or any of their respective directors, officers or controlling Persons and shall survive the transfer of such securities by the Holder.

          5(c)  Notices of Claims Etc.  Promptly after receipt by an indemnified
                ----------------------
party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such

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indemnified party's reasonable judgment a conflict of interest between such indemnified parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          5(d)  Other Indemnification.  Indemnification similar to that
                ---------------------
specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company to the Holder and any underwriter of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation other than the Securities Act.

          5(e)  Contribution.  If the indemnification provided for in Section
                ------------
5(a), 5(b) or 5(d) is unavailable to a party that would have been an indemnified party under any such section in respect of any and all losses, claims, damages or liabilities, joint or several (or actions in respect thereof), referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages or liabilities, joint or several (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any
                                                 --------
other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(e). The amount paid or payable by an indemnified party as a result of the

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losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5(e) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 5(c) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 6.  Rule 144.  If the Company shall have filed a registration
                 --------
statement relating to the Company's Common Stock pursuant to the requirements of
Section 12 of the Exchange Act or a registration statement relating to the Company's Common Stock pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder to the extent required from time to time to enable the Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder of Registrable Securities, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 6, the Company may register its Common Stock under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     Section 7.  Mergers, Etc.  In addition to any other restrictions on
                 -------------
mergers, consolidations or reorganizations contained or incorporated by reference herein or contained in the Articles of Incorporation of the Company, if any, the Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Addendum, and for that purposes references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holder would be entitled to receive in exchange for the Company's Common Stock under any such merger, consolidation or reorganization; provided, that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock as are issued upon conversion of said convertible securities shall be included within the definition of

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"Registrable Securities," and said convertible securities shall not be included within said definition.

     Section 8.  Miscellaneous.
                 -------------

          8(a)  Holdback Agreement.  If any registration in which the Holder is
                ------------------
participating shall be in connection with an underwritten public offering, the Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and to use the Holder's best efforts not to effect any such public sale or distribution of any other equity security of the Company or of any equity security, of the Company (in each case, other than as part of such underwritten public offering) within seven (7) days before or one hundred twenty (120) days after the effective date of such registration, and the Company hereby also so agrees and agrees to cause other holders of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

          8(b)  Amendments and Waivers.  This Addendum may be amended and the
                ----------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder.

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